Exhibit 99.1

Opexa Therapeutics Sets Date for Special Meeting of Shareholders

THE WOODLANDS, Texas (August 9, 2017) – Opexa Therapeutics, Inc. (NASDAQ: OPXA) announced today it has set a date for a special meeting of its shareholders to vote on matters related to the proposed merger with Acer Therapeutics Inc.

The special meeting will be held at 9:00 a.m., local time, on September 19, 2017 at 12255 El Camino Real, Suite 300, San Diego, California 92130. Opexa’s shareholders of record as of the close of business on August 9, 2017 are entitled to receive notice of, and to vote at, the special meeting.

The merger has been unanimously approved by the boards of directors of both companies, and a majority of Acer stockholders have agreed to vote in favor of the transaction. The proposed merger is expected to close in the third quarter of 2017 (subject to the approval of the shareholders of Opexa, the stockholders of Acer and other customary conditions).

Safe Harbor Statements

Additional Information about the Proposed Merger between Opexa Therapeutics, Inc. and Acer Therapeutics Inc. and Where to Find It

In connection with the proposed merger, Opexa has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), including a proxy statement / prospectus / information statement, but the registration statement has not yet become effective. Investors and securityholders of Opexa and Acer are urged to read these materials because they contain important information about Opexa, Acer and the proposed merger. The proxy statement / prospectus / information statement and other relevant materials, and any other documents filed by Opexa with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents filed with the SEC by Opexa by directing a written request to: Opexa Therapeutics, Inc., 2635 Technology Forest Blvd., The Woodlands, TX 77381, Attention: Investor Relations. Investors and securityholders are urged to read the proxy statement / prospectus / information statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Opexa and its directors and sole executive officer and Acer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Opexa in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the proxy statement / prospectus / information statement referred to above. Additional information regarding the directors and the sole executive officer of Opexa is also included in Opexa’s Annual Report on Form 10-K for the year ended December 31, 2016 and the proxy statement for Opexa’s 2016 Annual Meeting of Shareholders. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Opexa at the address described above.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the conduct of our special meeting of shareholders; statements regarding the structure, timing and completion of Opexa’s proposed merger with Acer; and the expectations regarding voting by Opexa’s shareholders and Acer’s stockholders. Opexa and/or Acer may not actually achieve the proposed merger, or otherwise carry out the intentions or meet the expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Opexa’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with securityholder approval of and the ability to consummate the proposed merger through the process being conducted by Opexa and Acer, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, and the availability of sufficient resources of the combined company to meet its business objectives and operational requirements. Risks and uncertainties facing Opexa are described more fully in Opexa’s periodic reports and the Form S-4 registration statement filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Opexa undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:
Neil K. Warma
Tel: (281) 881-6527
nwarma@opexatherapeutics.com